                              [Boston Trust Logo]
                     United States Trust Company of Boston

                              BOSTON BALANCED FUND

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2000

 TABLE OF CONTENTS

SEMI-ANNUAL REPORT-SEPTEMBER 30, 2000

BOSTON BALANCED FUND:

  Investment Performance....................................    1

  Letter to Shareholders....................................    2

  Schedule of Portfolio Investments.........................    5

  Financial Statements......................................    7

  Financial Highlights......................................    9

  Notes to Financial Statements.............................   10

[BOSTON TRUST LOGO]
United States Trust Company of Boston

                              BOSTON BALANCED FUND

                             INVESTMENT PERFORMANCE
                               SEPTEMBER 30, 2000
                          FUND NET ASSET VALUE: $28.60

                                                                                                                  Annualized
                                              Calendar       Year         Year         Year         Year        Since Inception
                                 Quarter        Year         Ended        Ended        Ended        Ended         12/1/95 to
                                 to Date      to Date       9/30/00      9/30/99      9/30/98      9/30/97          9/30/00
                                 -------      -------       -------      -------      -------      -------          -------
Boston Balanced Fund*..........  -0.76%        -0.94%        4.20%        4.57%       19.28%       27.05%           13.17%
Morningstar-Balanced Mutual
  Fund Average(1)..............   2.20%         3.70%       11.70%        8.60%       12.30%       18.20%              N/A
Standard & Poor's 500 Stock
  Index(2).....................  -0.97%        -1.39%       13.28%       21.04%       28.59%       33.37%           21.52%
Lehman Brothers Government/
  Credit Bond Index(3).........   2.87%         7.16%        6.72%       -2.15%        9.46%        9.75%            5.85%
90-Day U.S. Treasury
  Bills(4).....................   1.52%         4.25%        5.51%        4.60%        4.80%        5.14%            5.04%

* After all expenses at an annual rate of 1%, the Investment Adviser's expense limitation.

For more information on the Boston Balanced Fund, including a prospectus that outlines fees, charges and other operating expenses, call 1 (800) 282-8782 x4050. Please read the prospectus carefully before investing or sending money.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY AGENCY. THE VALUE OF THE FUND SHARES AND RETURNS WILL FLUCTUATE AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY REDEEM SHARES. DISTRIBUTED BY BISYS FUND SERVICES LIMITED PARTNERSHIP.
---------------

  (1) Morningstar-Balanced Mutual Fund Average is an average of funds on which Morningstar reports, which have a stated prospectus objective of being a balanced fund. If a fund in this average is a multiclass fund, all classes are used. MORNINGSTAR RETURN measures a fund's performance relative to its class based on total returns.
  (2) Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
  (3) Lehman Brothers Government/Credit Bond Index is an unmanaged index generally representative of the performance of U.S. Treasury, U.S. government agencies and corporate debt securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
  (4) 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

BOSTON BALANCED FUND                                      LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

MARKET & PERFORMANCE SUMMARY

     As has been the case throughout the year, during the third quarter the stock market once again resembled an environmentally responsible forest products company. Rather than clear-cutting stock prices across all sectors, which is typical of a bear market, investors selectively felled individual stocks following reports of even the slightest shortfalls in expected sales or profits. During the final week of the quarter, INTEL CORP., Apple Computer, Inc. and Eastman-Kodak Co. became the latest examples among notable companies of this year-long trend. Previous notables that fell sharply included AT&T Corp., Dell Computer Corp., Du Pont (E.I.) de Nemours, LUCENT TECHNOLOGIES, INC., Microsoft Corp. and PROCTER & GAMBLE CO. Each is now selling for roughly one-half the peak price reached over the past year. Even though many stocks have risen, the collective price decline of these and other key companies has caused the values of all the primary stock indices to drop. At September 30th, the Standard & Poor's 500 Stock Index(1) was down 1.4% from the year-end 1999 level. The Dow Jones Industrial Average(2) closed down by approximately 7%, while the more volatile, technology stock laden NASDAQ Composite Index(3) dropped by nearly 10%. Without a reversal during the fourth quarter, 2000 will be the first calendar year since 1990 to post a decline across most stock averages.

     Although the Boston Balanced Fund did not own all of the disappointing investments noted above, we held a sufficient number to cause a slight decline in the Fund's unit value of -0.76% for the quarter and -0.94% year-to-date. As summarized in the Investment Strategy section of this report, this year has been among our least effective periods for individual stock selection in the Fund. With average selection, the Fund would have posted a gain of a few percentage points through September rather than a small loss. In contrast, since the Fund's inception in 1995, security selection has almost always added value. While very disappointed with recent results, we are confident that in time a positive performance trend could resume in light of the continued growth in sales and earnings recorded by most of the companies held in the Fund. Steady and reliable dividend and interest income also may aid future Fund performance. In the following sections of this report, I update our thoughts on the economy and the financial markets, and outline the steps we have taken in the Fund to address better the current challenging investment environment.

ECONOMIC SUMMARY & OUTLOOK

     The prevailing economic environment is about as good as we have experienced over the past 50 years. We are in the longest running economic expansion on record, inflation has remained low, interest rates moderate, employment and income levels rising, and there is a job for virtually anyone who is willing and able to work. Moreover, the Federal Government has a budget surplus, a rarity in the last 100 years, and there is bi-partisan agreement that surpluses will continue for the next decade. Characteristically, in this campaign season, our elected officials have taken all the credit for our comparative economic prosperity.

     For many years, we have noted that high labor productivity, not political initiative, deserves most of the credit for keeping our inflation rate low. A more stable and cooperative global economic structure is the other key contributor to low inflation. It is in this area that governments, through negotiation of trade agreements and promotion of greater political stability, have aided the process. Comparative political stability in most countries over the past 5 - 10 years has encouraged more corporations to procure goods and services from lower cost emerging markets. Lower costs enable companies to sell at lower prices and still achieve an attractive profit margin. The productivity and outsourcing trends have been so powerful that even a near doubling in oil prices over the past year has failed to re-ignite

---------------

1 Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

2 Dow Jones Industrial Average is an unmanaged index that is representative of 30 blue-chip U.S. stocks. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

3 NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System-traded foreign common stocks and American Depository Receipts. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Portfolio holdings are in bold and subject to change.

BOSTON BALANCED FUND                                      LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

inflation. The Federal Reserve has implicitly confirmed the low risk of inflation through its decision to keep interest rates unchanged over the past four months. The decision not to raise interest rates also reflects initial evidence of selective economic weakness in the United States, and particularly parts of Europe and Asia. Nevertheless, we do not believe we are about to enter a worldwide economic recession given the lack of inventory imbalances, and current monetary and fiscal policies. In short, we expect a continuing favorable economic environment in the year ahead.

     "IF THE ECONOMY IS SO GOOD, WHY AREN'T THE STOCK MARKET AND FUND PERFORMING BETTER?" Many Fund participants have asked us this question in recent months. Sometimes a good simple question is difficult to answer. I will outline three possible reasons. First, stock prices usually reflect current perceptions of probable future events. Accordingly, it is possible that we are too optimistic about the future economy compared to the views of investors generally. That is, the disappointing market trend this year may be a harbinger of a deteriorating future economic environment we have yet to foresee.

     Another, and in our view more likely, explanation involves the fact that investor emotion quite often drives stock prices well beyond reasonable and sustainable valuations. We expressed just this concern at year-end 1999 with respect to the entire technology group, and the so-called dot.com stocks in particular. For these latter companies, January, 2000 valuations as a whole could not be justified by even the most optimistic, plausible business growth projections. As substantive real businesses failed to develop, stock prices collapsed, in some cases by as much as 90% or more. In our view, the process of unwinding the internet-related speculative excess is not over. The more established technology companies that we have included in the Fund have fared better, but even here slower than anticipated growth (not impending business failure) has led many to post disappointing stock performance. The most significant price declines have been among those companies with primary dependence on sales of personal computers, which this year have experienced a lower than projected rate of growth. Other companies, such as Lucent Technologies, Inc. and Motorola Inc., which have failed to keep pace with competitors in key business lines, have also suffered severely.

     A third salient contributor to the stagnant stock market trend involves company specific profit shortfalls among many mature, large companies in a broad range of industries. In most cases, the respective common stocks did not even begin at extraordinary valuations. Examples include the aforementioned Du Pont (E.I.) de Nemours, Eastman Kodak Co. and Procter & Gamble Co., as well as Xerox Corp. The profit disappointments relate as much to a combination of global competitive forces as they do to the overall level of economic activity. Competitive market share and pricing battles among large and small corporations occur routinely over time. We have just had more than the usual number this year, unfortunately even among some of the companies we hold in the Fund.

INVESTMENT STRATEGY

     Boston Balanced Fund seeks to generate above average returns relative to other balanced funds over the long term with below average investment risk. In pursuit of this objective, we utilize three primary investment strategy components -- asset allocation, portfolio composition and individual security selection. I will summarize our current thoughts on each.

     ASSET ALLOCATION: Through the third quarter we completed a modest reduction in the Fund's equity allocation from 69% of total assets to 63%. The reduction occurred primarily by selling a portion of the technology stocks, as well as the specific companies we viewed as vulnerable to continuing profit disappointments. Since we still do not expect a severe, broad based, economically induced stock market decline, we view this lower equity allocation as temporary. Unless our economic view changes, in the months ahead we expect to re-invest the proceeds into stocks of companies that are well positioned to register business growth in the years ahead.

     PORTFOLIO COMPOSITION: includes economic sector and industry emphasis, company size, financial stability, geographic diversity and relative stock valuation. Collectively, these factors comprise the most important and difficult decisions in equity portfolio management. Through the third quarter, most, though not all, of the decisions we made this year added value. Among the positives were our decisions to maintain above average exposure in the healthcare and financial sectors, and a below average holding in technology stocks. Avoiding companies with the highest

---------------
Portfolio composition is subject to change.

BOSTON BALANCED FUND                                      LETTER TO SHAREHOLDERS
                                                              SEPTEMBER 30, 2000

valuations of earnings also aided results, particularly subsequent to the first quarter, as did owning very few internationally based companies since most foreign markets have lagged this year. Conversely, having only limited holdings in energy companies has been an opportunity loss given the sharp rise in oil and gas prices. Returns have also been reduced substantially by the investments we made in telecommunications service companies. Finally, the Fund's concentration in large companies detracted from performance in view of the generally superior returns provided by stocks of small and mid-size corporations.

     Looking forward, we expect to retain current sector emphasis in healthcare, finance, and, unless prices continue to drop sharply, below average holdings in technology issues. We still believe the valuation disparities among companies projected to have the highest growth rates compared to those with reliable but slower business growth are too wide. Relative to the market generally, the Fund holds very few stocks with price-earnings ratios above 50, and no companies without any earnings at all. With respect to size, we have added several mid-size companies this year, and expect to expand this part of the portfolio in future periods.

     SECURITY SELECTION: As noted previously, within the first three quarters of this year individual stock selection has been the most disappointing of the three primary investment strategy components. Stated simply, we held too many stocks of companies that experienced sales and earnings progress below anticipated levels. In my first and second quarter reports, I mentioned examples such as Lucent Technologies, Inc., Procter & Gamble Co., AT&T Corp., Microsoft Corp. and COSTCO WHOLESALE CORP. During the third quarter, Intel, which was among the Fund's largest individual equity investments, fell by nearly 40% following a report that sales would fall short of prior projections by about 7%, mostly due to weak sales in Europe. Although we do not plan to change the core equity strategy that has worked so well for so long, we recognize that within the current market environment even small, temporary earnings disappointments are resulting in severe stock price reactions. In part, we hope to take advantage of such irrational investor behavior by buying stocks of fundamentally strong companies we do not already own that are experiencing temporary business set-backs. We also wish to alleviate a repeat of the type of damage to the Fund's future performance that is caused by sharp price declines in individual stocks. Clearly, we expect to complete more effective security analysis of company business trends in the future. That said, we are in a treacherous market with many surprises from a wide range of companies. Greater diversification among individual stocks is the safety-net to achieve this goal should the recent trend continue. We began such an initiative toward more diversification during the quarter, and will continue the process in the months ahead.

                                     * * *

     On behalf of all of us at United States Trust Company of Boston, I thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7250 should you have any questions about our investment views or your account.

Sincerely,

/s/ Domenic Colasacco

Domenic Colasacco
Portfolio Manager and President
United States Trust Company of Boston

---------------
Portfolio holdings are in bold and subject to change.

BOSTON BALANCED FUND                           SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 COMMON STOCKS - 62.7%

SECURITY DESCRIPTION                       SHARES       VALUE
-------------------------------------  ----------    ------------
BASIC MATERIALS - 1.0%
Donaldson Co., Inc...................      40,000    $    880,000
RPM, Inc.............................      50,000         453,125
                                                     ------------
                                                        1,333,125
                                                     ------------
CAPITAL GOODS - 1.1%
Illinois Tool Works..................      25,000       1,396,875
                                                     ------------
COMMUNICATION SERVICES - 2.5%
Alltel Corp..........................      15,000         782,813
Bellsouth Corp.......................      25,000       1,006,250
CenturyTel, Inc......................      15,000         408,750
SBC Communications, Inc..............      20,000       1,000,000
                                                     ------------
                                                        3,197,813
                                                     ------------
CONSUMER CYCLICALS - 6.6%
BJ's Wholesale Club, Inc.(b).........      20,000         682,500
Costco Wholesale Corp.(b)............      40,000       1,397,499
Emerson Electric Co..................      25,000       1,674,999
Ford Motor Co........................      25,000         632,813
Gannett Co., Inc.....................      15,000         795,000
Home Depot, Inc......................      15,000         795,938
Johnson Controls, Inc................      25,000       1,329,688
Leggett & Platt, Inc.................      35,000         553,438
McClatchy Co.........................      15,000         527,813
                                                     ------------
                                                        8,389,688
                                                     ------------
CONSUMER PRODUCTS - 1.3%
Anheuser-Busch Co., Inc..............      40,000       1,692,500
                                                     ------------
CONSUMER STAPLES - 4.6%
Clorox Co............................      25,000         989,063
Gillette Co..........................      25,000         771,875
Procter & Gamble Co..................      20,000       1,340,000
Sysco Corp...........................      60,000       2,778,750
                                                     ------------
                                                        5,879,688
                                                     ------------
ENERGY - 2.7%
BP Amoco PLC, ADR....................      10,000         530,000
Exxon Mobil Corp.....................      32,500       2,896,563
                                                     ------------
                                                        3,426,563
                                                     ------------
FINANCIAL SERVICES - 12.2%
American International Group.........       7,500         717,656
Bank of America Corp.................      25,000       1,309,375
Cincinnati Financial Corp............      25,000         887,500
Fannie Mae...........................      30,000       2,145,000
Fleet Boston Financial Corp..........      50,000       1,950,000
Morgan Stanley Dean Witter & Co......      25,000       2,285,937
T. Rowe Price Associates.............      75,000       3,520,312
Wachovia Corp........................      10,000         566,875
Wilmington Trust Corp................      40,000       2,145,000
                                                     ------------
                                                       15,527,655
                                                     ------------
HEALTH CARE - 12.8%
Biomet, Inc..........................       7,500         262,500
Johnson & Johnson....................      40,000       3,757,499
Medtronic, Inc.......................      60,000       3,108,750
Merck & Co., Inc.....................      30,000       2,233,125
Pfizer, Inc..........................      75,000       3,370,313

 COMMON STOCKS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL
SECURITY DESCRIPTION                       AMOUNT       VALUE
-------------------------------------  ----------    ------------
HEALTH CARE, CONTINUED

Saint Jude Medical, Inc.(b)..........      10,000    $    510,000
Schering-Plough Corp.................      65,000       3,022,500
                                                     ------------
                                                       16,264,687
                                                     ------------
PRODUCER PRODUCTS - 3.0%
Carlisle Cos., Inc...................      37,100       1,539,650
General Electric Co..................      40,000       2,307,500
                                                     ------------
                                                        3,847,150
                                                     ------------
TECHNOLOGY - 13.8%
Agilent Technologies, Inc.(b)........       6,000         293,625
Applied Materials, Inc.(b)...........      20,000       1,186,250
Automatic Data Processing............      15,000       1,003,125
Cisco Systems, Inc.(b)...............      35,000       1,933,750
EMC Corp.(b).........................      20,000       1,982,500
Hewlett-Packard Co...................      15,000       1,455,000
IBM Corp.............................      10,000       1,125,000
Intel Corp...........................      40,000       1,665,000
Lucent Technologies, Inc.............      40,000       1,222,500
Microsoft Corp.(b)...................      40,000       2,409,999
Nokia Corp., ADR.....................       4,000         159,250
Oracle Corp.(b)......................      12,500         984,375
Sanmina Corp.(b).....................       6,000         561,750
Sun Microsystems, Inc.(b)............      10,000       1,167,500
Telefonaktiebolaget LM Ericsson,
  ADR................................      10,000         148,125
Texas Instruments, Inc...............       5,000         235,938
                                                     ------------
                                                       17,533,687
                                                     ------------
TRANSPORTATION - 1.1%
United Parcel Service, Inc...........      25,000       1,409,375
                                                     ------------
TOTAL COMMON STOCKS
  (Cost $53,905,391).............................      79,898,806
                                                     ------------
 CORPORATE OBLIGATIONS - 9.2%
BASIC MATERIALS - 0.2%
Weyerhaeuser Co., 7.25%, 7/1/13......  $  300,000         286,424
                                                     ------------
CONSUMER CYCLICALS - 2.0%
Eaton Corp., 8.90%, 8/15/06..........     500,000         532,273
Honeywell, Inc., 7.00%, 3/15/07......     500,000         499,317
Leggett & Platt, Inc., 7.19%,
  4/24/02(c).........................   1,000,000       1,008,736
Leggett & Platt, Inc., 6.25%,
  9/9/08(c)..........................     500,000         472,368
                                                     ------------
                                                        2,512,694
                                                     ------------
CONSUMER STAPLES - 1.8%
Albertson's, Inc., 6.66%, 7/21/08....   1,000,000         928,955
Procter & Gamble Co., 5.25%,
  9/15/03............................   1,000,000         970,848
Sysco Corp., 6.50%, 6/15/05..........     375,000         371,661
                                                     ------------
                                                        2,271,464
                                                     ------------
ENERGY - 0.3%
Atlantic Richfield Co., 8.50%,
  4/1/12.............................     300,000         331,496
                                                     ------------
FINANCIAL SERVICES - 4.1%
Ford Credit Corp., 7.75%, 11/15/02...     425,000         431,943
Ford Credit Corp., 6.63%, 6/30/03....     300,000         296,612
Ford Credit Corp., 7.20%, 6/15/07....   1,000,000         989,628

                                   Continued

BOSTON BALANCED FUND                           SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
SECURITY DESCRIPTION                       AMOUNT       VALUE
-------------------------------------  ----------    ------------
FINANCIAL SERVICES, CONTINUED
General Electric Capital Corp.,
  7.38%, 9/15/04.....................  $1,000,000    $  1,019,716
General Electric Capital Corp.,
  8.30%, 9/20/09.....................   1,000,000       1,065,289
General Motors Acceptance Corp.,
  9.63%, 12/15/01....................     825,000         850,414
General Motors Acceptance Corp.,
  8.50%, 1/1/03......................     300,000         309,068
UnumProvident Corp., 5.88%,
  10/15/03...........................     400,000         377,956
                                                     ------------
                                                        5,340,626
                                                     ------------
HEALTH CARE - 0.8%
American Home Products Corp., 7.90%,
  2/15/05............................     925,000         958,411
                                                     ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $12,103,107).............................      11,701,115
                                                     ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.4%

FEDERAL FARM CREDIT BANK - 3.0%
5.39%, 9/15/04.......................   2,000,000       1,919,370
5.80%, 6/17/05.......................   2,000,000       1,938,092
                                                     ------------
                                                        3,857,462
                                                     ------------
FEDERAL HOME LOAN BANK - 10.1%
5.33%, 3/20/01.......................   2,000,000       1,988,510
7.25%, 5/15/03.......................   2,000,000       2,036,100
5.29%, 2/11/04.......................   2,000,000       1,927,504
5.82%, 7/13/05.......................   2,000,000       1,940,758
7.02%, 9/25/06.......................   1,500,000       1,530,066
5.04%, 10/14/08......................     500,000         446,437
7.00%, 8/15/14.......................   3,000,000       2,996,187
                                                     ------------
                                                       12,865,562
                                                     ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.3%
4.75%, 12/21/00......................   3,000,000       2,989,455
5.38%, 3/15/02.......................   3,000,000       2,955,741
7.25%, 1/15/10.......................   2,000,000       2,065,948
                                                     ------------
                                                        8,011,144
                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $24,982,146).............................      24,734,168
                                                     ------------
 INVESTMENT COMPANIES - 4.2%

SECURITY DESCRIPTION                       SHARES           VALUE
-------------------------------------  ----------    ------------
SEI Daily Income Government II Fund..   2,200,589    $  2,200,589
Valiant U.S. Treasury Money Market
  Portfolio..........................   3,143,046       3,143,046
                                                     ------------
TOTAL INVESTMENT COMPANIES
  (Cost $5,343,635)..............................       5,343,635
                                                     ------------
TOTAL INVESTMENTS
  (Cost $96,334,279)(a) - 95.5%..................     121,677,724
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.5%.....
                                                        5,712,261
                                                     ------------
NET ASSETS - 100.0%..............................    $127,389,985
                                                     ============

------------------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.......................  $28,777,538
      Unrealized depreciation.......................   (3,434,093)
                                                      -----------
      Net unrealized appreciation...................  $25,343,445
                                                      ===========

(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR-- American Depositary Receipt
PLC-- Public Limited Company

                       See notes to financial statements.

BOSTON BALANCED FUND

 STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS:
Investments, at value (cost
  $96,334,279)..........................            $121,677,724
Interest receivable.....................                 478,316
Dividends receivable....................                  69,479
Receivable for investments sold.........               5,184,767
Prepaid expenses........................                  14,711
                                                    ------------
    TOTAL ASSETS........................             127,424,997
LIABILITIES:
Payable to custodian....................  $10,218
Accrued expenses and other liabilities:
  Investment adviser....................   15,029
  Administration........................    3,148
  Other.................................    6,617
                                          -------
    TOTAL LIABILITIES...................                  35,012
                                                    ------------
NET ASSETS..............................            $127,389,985
                                                    ============
COMPOSITION OF NET ASSETS:
Capital.................................            $ 91,910,568
Accumulated net investment income.......               1,823,307
Accumulated net realized gains from
  investment transactions...............               8,312,665
Unrealized appreciation from
  investments...........................              25,343,445
                                                    ------------
NET ASSETS..............................            $127,389,985
                                                    ============
Shares Outstanding (par value $0.001,
  unlimited number of authorized
  shares)...............................               4,454,620
                                                    ============
Net Asset Value, Offering Price and
  Redemption Price per share............                  $28.60
                                                    ============

 STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
Interest................................             $ 1,120,827
Dividend................................                 685,058
                                                     -----------
    TOTAL INVESTMENT INCOME.............               1,805,885
EXPENSES:
Investment adviser......................  $493,890
Administration..........................   131,705
Custodian...............................    14,678
Transfer agency.........................    11,205
Other...................................    45,013
                                          --------
    Total expenses before voluntary fee
      reductions and contractual
      reimbursements....................                 696,491
    Voluntary fee reductions and
      contractual reimbursements........                 (35,509)
                                                     -----------
    NET EXPENSES........................                 660,982
                                                     -----------
NET INVESTMENT INCOME...................               1,144,903
                                                     -----------
NET REALIZED/UNREALIZED LOSSES FROM
  INVESTMENTS:
Net realized gains from investment
  transactions..........................               1,838,523
Change in unrealized appreciation from
  investments...........................              (4,304,566)
                                                     -----------
Net realized/unrealized losses from
  investments...........................              (2,466,043)
                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS............................             $(1,321,140)
                                                     ===========

                       See notes to financial statements.

BOSTON BALANCED FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                MONTHS ENDED       FOR THE PERIOD        FOR THE
                                                                SEPTEMBER 30,       JULY 1, 1999        YEAR ENDED
                                                                    2000            TO MARCH 31,         JUNE 30,
                                                                 (UNAUDITED)          2000(a)              1999
                                                                -------------      --------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $  1,144,903        $  1,841,822       $  2,493,008
  Net realized gains from investment transactions...........       1,838,523           6,513,493          5,272,757
  Change in unrealized appreciation from investments........      (4,304,566)         (8,664,700)         4,778,353
                                                                ------------        ------------       ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      (1,321,140)           (309,385)        12,544,118
                                                                ------------        ------------       ------------
DIVIDENDS:
  Net investment income.....................................              --          (2,542,217)        (2,187,510)
  Net realized gains from investment transactions...........              --          (3,617,083)        (4,866,093)
                                                                ------------        ------------       ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............              --          (6,159,300)        (7,053,603)
                                                                ------------        ------------       ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................       1,783,535          11,554,039         24,299,269
  Dividends reinvested......................................              --           6,157,511          7,046,375
  Cost of shares redeemed...................................      (9,558,143)        (21,776,689)       (11,757,251)
                                                                ------------        ------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      (7,774,608)         (4,065,139)        19,588,393
                                                                ------------        ------------       ------------
CHANGE IN NET ASSETS........................................      (9,095,748)        (10,533,824)        25,078,908

NET ASSETS:
  Beginning of period.......................................     136,485,733         147,019,557        121,940,649
                                                                ------------        ------------       ------------
  End of period (including accumulated net investment income of $1,823,307, $678,404, and $1,378,799,
    respectively)...........................................    $127,389,985        $136,485,733       $147,019,557
                                                                ============        ============       ============
SHARE TRANSACTIONS:
  Issued....................................................          62,340             401,491            840,998
  Reinvested................................................              --             214,398            253,466
  Redeemed..................................................        (332,202)           (756,831)          (404,136)
                                                                ------------        ------------       ------------
CHANGE IN SHARES............................................        (269,862)           (140,942)           690,328
                                                                ============        ============       ============

(a) Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.

                       See notes to financial statements.

BOSTON BALANCED FUND

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                            FOR THE SIX
                                           MONTHS ENDED     FOR THE PERIOD                                         DECEMBER 1,
                                           SEPTEMBER 30,     JULY 1, 1999      FOR THE YEARS ENDED JUNE 30,      1995(C) THROUGH
                                               2000          TO MARCH 31,     -------------------------------        JUNE 30,
                                            (UNAUDITED)        2000(a)          1999      1998(b)     1997(b)        1996(b)
                                           -------------    --------------    --------    --------    -------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...      $  28.89          $  30.22       $  29.21    $  23.70    $ 19.31        $ 18.41
                                             --------          --------       --------    --------    -------        -------
INVESTMENT ACTIVITIES:
  Net investment income................          0.27              0.40           0.52        0.46       0.47           0.25
  Net realized and unrealized
    gains/(losses) from investments
    transactions.......................         (0.56)            (0.43)          2.07        5.94       4.36           0.69
                                             --------          --------       --------    --------    -------        -------
  Total from investment activities.....         (0.29)            (0.03)          2.59        6.40       4.83           0.94
                                             --------          --------       --------    --------    -------        -------
DIVIDENDS:
  Net investment income................            --             (0.54)         (0.49)      (0.45)     (0.44)         (0.04)
  Net realized gains from investment
    transactions.......................            --             (0.76)         (1.09)      (0.44)        --             --
                                             --------          --------       --------    --------    -------        -------
  Total dividends......................            --             (1.30)         (1.58)      (0.89)     (0.44)         (0.04)
                                             --------          --------       --------    --------    -------        -------
NET ASSET VALUE, END OF PERIOD.........      $  28.60          $  28.89       $  30.22    $  29.21    $ 23.70        $ 19.31
                                             ========          ========       ========    ========    =======        =======
TOTAL RETURN...........................         (1.00)%(e)        (0.63)%(e)      9.34%      27.55%     25.40%          5.14%(e)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)....      $127,390          $136,486       $147,020    $121,941    $82,033        $61,771
Ratio of expenses to average net
  assets...............................          1.00%(f)          1.00%(f)       0.95%       1.00%      1.00%          1.00%(f)
Ratio of net investment income to
  average net assets...................          1.74%(f)          1.75%(f)       1.87%       1.85%      2.25%          2.43%(f)
Ratio of expenses to average net
  assets...............................          1.06%(d)(f)        1.09%(d)(f)     0.95%     1.00%      1.02%(d)        1.00%(f)
Portfolio turnover.....................             3%               29%            24%         23%        31%            18%

(a) Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record as of the close on January 9, 1998.
(c) Commencement of operations.
(d) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Not annualized.
(f) Annualized.

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

1.  ORGANIZATION:

        The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements and financial highlights are those of the Boston Balanced Fund (the "Fund").

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITY VALUATION:

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Group's Board of Trustees.

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

    SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

    EXPENSE ALLOCATION:

        Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

    DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income and net realized gains, if any, are declared and distributed at least annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of registered investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification. For the six months ended September 30, 2000 no reclassifications were made.

    FEDERAL INCOME TAXES:

        The Fund is a separate taxable entity for federal tax purposes. The Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income tax is required.

                                   Continued

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT ADVISER:

        United States Trust Company of Boston, (the "Investment Adviser"), acts as the investment adviser to the Fund. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.75%.

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Group as Administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are also officers of the Administrator. Such officers are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%.

    DISTRIBUTION:

        BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves the Group as the Fund's distribution agent. For the six months ended September 30, 2000, no payments were made under the Distribution Agreement.

    CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

        The Investment Adviser, a Massachusetts-chartered banking and trust company, also acts as the Fund's custodian and transfer agent. Under the custody agreement, the Investment Adviser is entitled to receive a fee of 0.02% on the first $100 million of net assets and 0.015% on net assets over $100 million. This fee is computed daily and paid monthly based on the average daily net assets. The Investment Adviser receives a fixed fee for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio received an annual fee accrued daily and paid monthly.

    FEE REDUCTIONS AND REIMBURSEMENTS:

        The Investment Adviser has agreed to reimburse the Fund for certain expenses. Pursuant to its agreement, for the period ended September 30, 2000, the Investment Adviser reimbursed the Fund $2,582.

        The Investment Adviser has agreed to reduce its fees payable by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Fund is able to effect such repayment and remain in compliance with applicable limitations.

        BISYS Ohio has agreed to reduce its Administration fees. For the six months ended September 30, 2000, BISYS Ohio voluntarily reduced $32,927 in fees.

4.  PURCHASES AND SALES OF SECURITIES:

        Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the six months ended September 30, 2000, were $3,923,087 and $20,517,523 respectively.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Investment Adviser, Custodian and Transfer Agent

                     United States Trust Company of Boston
                                40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                       -

                                 Administrator

                         BISYS Fund Services Ohio, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -
                                  Distributor

                    BISYS Fund Services Limited Partnership
                               3435 Stelzer Road
                               Columbus, OH 43219

                                       -

                                    Auditors

                              Arthur Andersen LLP
                               Huntington Center
                              41 South High Street
                            Columbus, OH 43215-6150

                                       -

                                 Legal Counsel

                                    Dechert
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

11/00